                      August 5, 2005

Peggy Kim
Division of Corporate Finance
Securities and Exchange Commission
Mail Stop 0409
450 Fifth Street, N.W.
Washington, D.C. 20549-0306

Re:	Heartland Payment Systems, Inc. Registration Statement on Form S-1 (333-118073)

Dear Ms. Kim:

        On behalf of our client, Heartland Payment Systems, Inc. (the "Company"), we are filing herewith Amendment No. 6 ("Amendment No. 6") to the Company's Registration Statement on Form S-1 (File No. 333-118073) (the "Registration Statement").

        Amendment No. 6 includes revisions updating certain information and in response to the written comments received from the Staff of the Commission (the "Staff") on August 2, 2005 (the "Comment Letter"). The Company's responses to the Staff's Comment Letter are set forth below. For convenience, copies of Amendment No. 6 marked to show changes from the draft submitted to the Staff on July 27, 2005 are also being provided to the examiners. The Staff's comments are reprinted below followed by the Company's responses. Page references in response to the Staff's comments correspond to the page numbers in the marked copy of Amendment No. 6.

Summary, page 1
Recent Event, page 4
1.	We note that you have included expected net revenue for the three and six months ended June 30, 2005. Please revise the body of the prospectus to include the disclosures required for projections pursuant to Item 10 of Regulation S-K including: a description of the reasonable basis for your good faith estimate of future performance; a detailed description of the current assumptions and available information used in the preparation of the estimates which in management's opinion are most significant to the projection or are the key factors upon which the financial results depend; and the statement indicating management's intention regarding the furnishing or updated projections. See Item 10(b)(3) of Regulation S-K.
The Company respectfully notes the Staff's comment and has incorporated the requested revisions into the "Recent Developments" section beginning on page 41 of the Prospectus.
2.	If you choose to retain projections of your net revenue, the discussions should be balanced and should consist of more information than merely estimates of net revenue. For example, you should also include estimates of net income (loss) and earnings (loss) per share. See Item 10 of Regulation S-K. Please also include a discussion in the body of the prospectus.
The Company respectfully notes the Staff's comment and has incorporated the requested revisions into the "Recent Developments" section beginning on page 41 of the Prospectus.
Dilution, page 19
3.	Please advise us of your basis for including deferred customer acquisition costs in your calculation of net tangible book value.
The Company has revised pages 19 and 20 of the prospectus to include a calculation of net tangible book value including deferred customer acquisition costs and excluding such costs.
Selling Stockholders, page 76
4.	Please indicate who controls shares to be sold by Uhle Limited Partnership.
The requested revision has been made on page 85 of the prospectus.

        If you have any further questions or need any further information regarding this filing, please contact the undersigned at (212) 415-9215 or Kevin T. Collins at (212) 415-9319.

                      Sincerely,

                      Nanci I. Prado